SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2005

MCI, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-10415	20-0533283
(Commission File Number)	(IRS Employer Identification No.)

22001 Loudoun County Parkway, Ashburn, Virginia	20147
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 886-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On May 1, 2005, Verizon Communications Inc., a Delaware corporation (“Verizon”), MCI, Inc., a Delaware corporation (“MCI”) and Eli Acquisition, LLC, a wholly owned subsidiary of Verizon and a Delaware limited liability company (“Merger Sub”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger dated as of February 14, 2005, among Verizon, MCI and Merger Sub, as previously amended as of March 4, 2005 and March 29, 2005 (as so amended, the “Merger Agreement”). Capitalized terms used but not defined herein shall have the respective meanings specified in the Merger Agreement.

     The Amendment amends the terms of the Merger Agreement by providing that, among other things, at the effective time and as a result of the merger, each share of MCI common stock will be converted into the right to receive the number of shares of Verizon common stock equal to the greater of (i) 0.5743, and (ii) the quotient obtained by dividing $20.40 by the average of the volume weighted averages of the trading prices of Verizon common stock, as these prices are reported on the NYSE Composite Transactions Tape, for each of the 20 trading days ending on the third trading day immediately preceding the closing of the merger; provided that, Verizon may, at its option, elect to pay additional cash instead of issuing additional shares over the 0.5743 exchange ratio. The terms of the Merger Agreement also provide that MCI’s board of directors will, except to the extent prohibited by applicable law or covenants in certain existing indentures, declare and pay a special cash dividend in an amount up to $5.60 per share minus the per share amount of any dividend declared by MCI between February 14, 2005 and the closing of the merger. The purchase price adjustment mechanism previously agreed in the Merger Agreement based on MCI bankruptcy claims and certain tax liabilities has been retained.

     Pursuant to the terms of the Merger Agreement as in effect prior to the Amendment, each share of MCI common stock would have been converted, at the effective time and as a result of the merger, into the right to receive (i) a number of shares of Verizon common stock equal to the greater of (a) 0.4062 and (b) the quotient obtained by dividing $14.75 by the volume weighted average of the closing prices of Verizon common stock, as these prices are reported on the NYSE Composite Transactions Tape, for each of the 20 trading days ending on the third trading day immediately preceding the closing of the merger, provided that, Verizon may, at its option, elect to pay additional cash instead of issuing additional shares over the 0.4062 exchange ratio, and (ii) $2.75 in cash. The terms of the Merger Agreement as in effect prior to the Amendment also provided that MCI’s board of directors would, except to the extent prohibited by applicable law or covenants in certain existing indentures, declare and pay a special cash dividend in an amount up to $5.60 per share minus the per share amount of any dividend declared by MCI between February 14, 2005 and the closing of the merger.

     The foregoing descriptions of the Merger Agreement and the Amendment do not purport to be complete and are qualified in their entireties by reference to the Merger Agreement as filed by Verizon with the Securities and Exchange Commission on April 12, 2005 as part of the proxy statement and prospectus on Form S-4, and the Amendment, which is filed as Exhibit 2.1 hereto. The Merger Agreement and Amendment are incorporated into this report by reference.

Item 8.01. Other Events.

     On May 2, 2005, MCI issued a press release announcing the execution of the Amendment. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

* * *

FORWARD-LOOKING STATEMENTS

This document contains statements about expected future events and financial results that are forward-looking and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: a significant change in the timing of, or the imposition of any government conditions to, the closing of the previously announced proposed transaction between MCI and Verizon; actual and contingent liabilities; and the extent and timing of our ability to obtain revenue enhancements and cost savings following the previously announced proposed transaction between MCI and Verizon. Additional factors that may affect the future results of MCI and Verizon are set forth in their respective filings with the Securities and Exchange Commission, which are available at www.mci.com/about/investor_relations/sec/ and investor.verizon.com/SEC/.

Additional Information and Where to Find It

In connection with the previously announced proposed transaction between MCI and Verizon, Verizon filed, with the Securities and Exchange Commission (“SEC”) on April 12, 2005, a proxy statement and prospectus on Form S-4 that contain important information about the previously announced proposed transaction between MCI and Verizon. These materials are not yet final and will be amended. Investors are urged to read the proxy statement and prospectus filed, and any other relevant materials filed by MCI or Verizon because they contain, or will contain, important information about MCI, Verizon and the previously announced proposed transaction between MCI and Verizon. The preliminary materials filed on April 12, 2005, the definitive versions of these materials and other relevant materials (when they become available) and any other documents filed by MCI or Verizon with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. Investors may also obtain free copies of these documents at www.mci.com/about/investor_relations, or by request to MCI, Inc., Investor Relations, 22001 Loudoun County Parkway, Ashburn, VA 20147. Free copies of Verizon’s filings are available at www.verizon.com/investor, or by request to Verizon Communications Inc., Investor Relations, 1095 Avenue of the Americas, 36th Floor, New York, NY 10036. Investors are urged to read the proxy statement and prospectus and the other relevant materials when such other materials become available before making any voting or investment decision with respect to the previously announced proposed transaction between MCI and Verizon.

Participants in the Solicitation

MCI, Verizon, and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from MCI shareowners with respect to the previously announced proposed transaction between MCI and Verizon. Information about MCI’s directors and executive officers is available in MCI’s proxy statement for its 2005 annual meeting of shareholders, dated April 20, 2005. Information about Verizon’s directors and executive officers is available in Verizon’s proxy statement for its 2005 annual meeting of shareholders, dated March 21, 2005. Additional information about the interests of potential participants will be included in the registration statement and proxy statement and other materials filed with the SEC.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

2.1	Amendment, dated as of May 1, 2005, to the Agreement and Plan of Merger dated as of February 14, 2005 among Verizon Communications Inc., Eli Acquisition, LLC, and MCI, Inc., as previously amended as of March 4, 2005 and March 29, 2005.

99.1	Press Release issued by MCI, dated May 2, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCI, INC.

Date:	May 2, 2005	By:	/s/ Robert T. Blakely

			Name:	Robert T. Blakely
			Title:	Executive Vice President and Chief Financial Officer